UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2007

BLUE RIVER BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana (State or other jurisdiction of incorporation)	0-24501 (Commission File Number)	35-2016637 (IRS Employer Identification No.)
29 East Washington Street
Shelbyville, Indiana 46176
(Address of Principal Executive Offices, including Zip Code)
(317) 398-9721
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On August 28, 2007, the Board of Directors of Blue River Bancshares, Inc. (the “Company”) concluded that voluntarily delisting the Company’s common stock from NASDAQ and voluntarily deregistering from the reporting requirements of the Securities Exchange Act of 1934, as amended, are in the best interest of the Company.
     Accordingly, the Company issued a press release today announcing its intention to file a Form 25 with The NASDAQ Stock Market and the Securities and Exchange Commission (“SEC”) to voluntarily delist its common stock from the NASDAQ Capital Market and to deregister the Company’s common stock from Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Company also intends to file a Form 15 with the SEC to suspend the Company’s reporting obligations under Section 15(d) of the Exchange Act. The Company intends to file a Form 25 on September 14, 2007 and a Form 15 on September 24, 2007. Immediately upon the filing of Form 15, the Company will no longer be obligated to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K.
Item 9.01. Financial Statements and Exhibits.

(a) — (c)	Not applicable.
(d)	Exhibits.
99.1      Press Release by Blue River Bancshares, Inc., dated September 4, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 4, 2007

BLUE RIVER BANCSHARES, INC.
By:	/s/ Russell Breeden, III
Russell Breeden, III, Chairman,
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release by Blue River Bancshares, Inc., dated September 4, 2007